SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 18, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Tennessee                         01-12073                62-1550848
----------------------------       ---------------------     -------------------
(State of Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events and Required FD Disclosure

         On March 18, 2004, Equity Inns, Inc. (the "Company") announced that its Board of Directors has nominated Robert P. Bowen as a new board member to be voted on by shareholders at the Company's upcoming May 13, 2004 annual meeting. The Company also announced the resignation of William W. Deupree, Jr. as a board member after serving the Company for over ten years. Mr. Deupree's letter of resignation cited his length of service to the Company and personal reasons as the reasons for his resignation from the Company's Board of Directors. Mr. Deupree's resignation did not involve any disagreements with the Company on any matter relating to the Company's operations, policies or practices, and he has not requested that any matter be disclosed. A copy of the press release with respect to the nomination of Mr. Bowen and the resignation of Mr. Deupree is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         Exhibit                    Description
         -------                    -----------

         Exhibit 99.1               Press Release dated March 18, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUITY INNS, INC.



March 18, 2004                         /s/ J. Mitchell Collins
                                       -----------------------------------------
                                       J. Mitchell Collins
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer

                                  EXHIBIT INDEX



Exhibit    Description
-------    -----------

99.1       Press release dated March 18, 2004.